UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2014

BioPharmX Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-54871	59-3843182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1098 Hamilton Court
Menlo Park, CA 94025
 (Address of Principal Executive Offices)

Tel. (650) 889-5020
Fax (650) 900-4130
 (Registrant’s telephone number, including area code)

Thompson Designs, Inc.
 (Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective March 3, 2014, Thompson Designs, Inc., a Nevada corporation (the “Company”), amended its Articles of Incorporation to change its name to BioPharmX Corporation. In connection with the change of name, the Company changed its stock symbol from TPND to BPMX, which was approved by the Financial Industry Regulatory Authority effective on March 3, 2014.

The foregoing description of the Certificate of Amendment is qualified in its entirety by the text of the amendment annexed hereto as Exhibit 3.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      The following exhibits are filed with this report:

Exhibit No.	Description
3.1	Certificate of Amendment of the Articles of Incorporation of the Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2014	BioPharmX Corporation

	By:	/s/ James Pekarsky
Name: James Pekarsky
Title: Chief Executive Officer

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